UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   January 18, 2013

UNIVERSAL FOREST PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	00-22684	38-1465835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 East Beltline, N.E. Grand Rapids, Michigan		49525
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 18, 2013, the Board of Directors of the Company approved of an amendment to the Bylaws of the Company to allow the Board to authorize the holding of meetings of the Company's shareholders solely by means of remote communication as authorized by the Michigan Business Corporation Act.

The foregoing summary of this amendment is qualified in its entirety by reference to the Bylaws of the Company, as amended, filed as Exhibit 3(b) to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statement, Proforma Financial Information and Exhibits

(c)	Exhibits

3(b)	BYLAWS of UNIIVERSAL FOREST PRODUCTS, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 22, 2013	UNIVERSAL FOREST PRODUCTS, INC.
(Registrant)

	By:	/s/ Michael R. Cole
Michael R. Cole
Principal Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

3(b)	BYLAWS of UNIIVERSAL FOREST PRODUCTS, INC.